CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Floating Rate High Income Fund
Credit Suisse Multialternative Strategy Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Strategic Income Fund
(collectively, the "Funds")

Supplement to the Summary Prospectuses, Statutory Prospectus and
Statement of Additional Information

The following information supplements certain information in the Funds' Summary Prospectuses, Statutory Prospectus and Statement of Additional Information dated February 28, 2023

On March 19, 2023, UBS Group AG ("UBS") and Credit Suisse Group AG ("Credit Suisse") announced that they reached an agreement pursuant to which Credit Suisse will merge with UBS, with UBS as the surviving entity (the "Merger"). Each of Credit Suisse Asset Management, LLC, the investment adviser to the Funds, Credit Suisse Asset Management Limited, the subadviser to the Credit Suisse Strategic Income Fund and Credit Suisse Securities (USA) LLC, the distributor of the Funds' shares, is a subsidiary of Credit Suisse. No immediate changes to the Funds' investment strategies or portfolio managers are currently anticipated in connection with the Merger.

The transaction is expected to be completed in 2023 upon satisfaction of the various conditions in the agreement.

Shareholders should retain this supplement for future reference.

Dated: April 17, 2023	16-0423 for CS-PRO COM-SUMPRO FRHI-SUMPRO MSF-SUMPRO MFS-SUMPRO SIF-SUMPRO 2023-003